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Microfilm Number                                                       Filed with the Department of State on
                 ---------------------------                                                                 -----------------------


Entity Number
              ------------------------------                           -------------------------------------------------------------
                                                                                    Secretary of the Commonwealth


                                                 CERTIFICATE OF LIMITED PARTNERSHIP
                                                        DSCB:15-8511 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.  The name of the limited partnership is:  Commonwealth Income & Growth Fund IV
                                             ---------------------------------------------------------------------------------------



2. The (a) address of this limited  partnership's  initial  registered  office in this  Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

    (a)       1160 West Swedesford Road, Suite 340                 Berwyn             PA             19312              Chester
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                        Number and Street                           City             State            Zip               County

    (b) c/o:
             -----------------------------------------------------------------------------------------------------------------------
             Name of Commercial Registered Office Provider                                            County

    For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.


3.  The name and business address of each general partner of the partnership is:

    Name                                                             Address

    Commonwealth Income & Growth Fund IV                             1160 West Swedesford Road, Suite 340, Berwyn, PA  19312
    -------------------------------------------------------------    -------------------------------------------------------


4.  (Check, and if appropriate complete, one of the following):

   X    The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the
 -----  Department of State.

        The formation of the limited partnership shall be effective on:                                   at
 -----                                                                  --------------------------------    ----------------------
                                                                                     Date                             Hour

5.  The specified effective date, if any, is:
                                              -------------------------------------------------
                                                month        day        year          hour, if any


     IN TESTIMONY WHEREOF,  the undersigned  general partner(s) of the limited partnership has (have) executed this
Certificate of Limited Partnership this      5th      day of     April             ,   2001   .
                                        -------------        --------------------    -------


                                                                          /s/    George S. Springsteen
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                          (Signature)                                                           (Signature)



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                          (Signature)                                                           (Signature)

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